EXHIBIT 10.2

                          SUBSCRIPTION AGENCY AGREEMENT


         SUBSCRIPTION AGENCY AGREEMENT, dated as of ______________, 1996 (the "Agreement") by and between Paragon Acquisition Company, Inc., a Delaware corporation (the "Company") and Continental Stock Transfer & Trust Company (the "Subscription Agent").

                              W I T N E S S E T H:

         WHEREAS, the Company has duly authorized the creation of an issue of Subscription Rights to be evidenced by forms substantially in the form of Exhibit A hereto ("Subscription Forms"), each Subscription Right entitling the registered holder thereof to purchase, subject to the provisions of the Subscription Forms and this Agreement, one share of the Common Stock, $.01 par value, of the Company (the "Common Stock"); and

         WHEREAS, the Company desires the Subscription Agent to act on behalf of the Company, and the Subscription Agent is willing so to act, in connection with the issuance of the Subscription Forms and exercise of the Subscription Rights; and

         WHEREAS, the Company and the Subscription Agent desire to set forth in this Agreement the terms and conditions upon which the Subscription Forms shall be issued and the Subscription Rights exercised, and to provide for the rights of the holders of Subscription Rights;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Company and the Subscription Agent agree as follows:

                                    ARTICLE I

                  Issuance and Exercise of Subscription Rights

         Section 1.01. The Company hereby appoints the Subscription Agent to act on behalf of the Company in accordance with the provisions hereinafter set forth in this Agreement, and the Subscription Agent hereby accepts such appointment and agrees to perform the same in accordance with such provisions.

         Section 1.02. The Subscription Forms shall be issued in registered form only and shall be non-transferable. The text of the Subscription Forms shall be substantially in the form of Exhibit A hereto, which text is hereby incorporated into this Agreement by reference as though fully set forth herein. Each Subscription Form shall evidence the right, subject to the provisions of this Agreement and of such Subscription Form, to purchase the number of fully paid and non-assessable shares of Common Stock stated therein.



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         Section  1.03.  Upon the written  order of the  Company,  signed by the
President or any Vice President and the Secretary, Treasurer, Assistant Secretary of Assistant Treasurer of the Company, the Subscription Agent shall register Subscription Rights in the names and denominations specified in said order, and will countersign Subscription Forms evidencing the same in accordance with said order. Each Subscription Form shall be executed on behalf of the Company by the manual or facsimile signature of the President or any Vice President of the Company, under its corporate seal, affixed or facsimile, attested by the manual or facsimile signature of the Secretary or an Assistant Secretary of the Company and shall be countersigned manually by the Subscription Agent. The Subscription Forms shall not be valid for any purpose unless so countersigned. In case any officer whose facsimile ceased to be such before such Subscription Form is issued, it may be issued with the same effect as if such officer had not ceased to be such at the date of issuance.

         Section 1.04. The term "Subscription Holder" as used herein shall mean any person in whose name at the time any Subscription Right shall be registered upon the books to be maintained by the Subscription Agent for that purpose.

                                   ARTICLE II

        Subscription Price, Duration and Exercise of Subscription Rights

         Section 2.01. The Subscription Period shall commence after the effective date of a post- effective amendment to the Company's Prospectus dated __________, 1996 (the "Post-Effective Amendment"). Upon written notice from the Company that the Post-Effective Amendment is effective, the Subscription Agent shall mail the Subscription Forms to the Subscription Holders. Each Subscription Holder shall have no fewer than 20 and no more than 45 business days from the effective date of the Post-Effective Amendment to exercise his or her Subscription Rights.

         Section 2.02.  Subject to the  provisions of Section 4.01 and paragraph
(4) of Section 4.03, Subscription Rights may be exercised at any time during the Subscription Period.

         Subscription Rights not exercised during the Subscription Period shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the end of such period.

         Section 2.03. (1) The Subscription Holder may exercise a Subscription Right upon delivery of the Subscription Form, with the exercise form thereon duly executed to the Subscription Agent at its corporate office, together with the Subscription Price for each share of Common Stock to be purchased.

                           (2) Upon receipt of a duly executed Subscription Form
accompanied by payment of the aggregate Subscription Price for the shares of Common Stock for which the Subscription Price is then being exercised, the Subscription Agent shall requisition from the transfer agent certificates for the total number of shares of Common stock for which the Subscription Price is being exercised in such names and denominations as are required for



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delivery to the Subscription  Holder, and the Subscription Agent shall thereupon deliver such certificate and payment into an escrow account in accordance with that certain Escrow Agreement dated ___________, 1996, by and between the Company and Continental Stock Transfer & Trust Company, (the "Escrow Agent").

                           (3) The  Company  covenants  and agrees  that it will
pay, when due and payable, any and all taxes which may be payable in respect to the issue of Subscription Rights, or the issue of any shares of Common Stock upon the exercise of Subscription Rights.

                           (4) The Subscription  Agent shall account promptly to
the Company with respect to the Subscription Rights exercised and currently account to the Company for moneys received by the Subscription Agent for the purchase of shares of Common Stock upon the exercise of the Subscription Rights.

                                   ARTICLE III

           Other Provisions Relating to Rights of Subscription Holders

         Section 3.01. No Subscription Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in any Subscription Form be construed to confer upon any Subscription Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any action by the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting shareholders or receive dividends until such Subscription Rights shall have been exercised and the shares of Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in this Agreement.

         Section 3.02. (1) The Company covenants and agrees that at all times it shall reserve and keep available for exercise of Subscription Rights such number of authorized shares of Common Stock as shall be required to permit the exercise in full of all outstanding Subscription Rights and that it will make available to the Escrow Agent from time to time a number of duly executed certificates representing shares of Common Stock sufficient thereof.

                           (2) The Company  covenants  that all shares of Common
Stock issued on exercise of Subscription Rights will be validly issued, fully-paid, non-assessable and free of preemptive rights, and that if the taking of any action would cause an adjustment in the Subscription Price so that the exercise of a Subscription Right while such Subscription Price is in effect would cause a share of Common Stock to be issued at a price below its then par value, the Company will take such action as may, in the opinion of counsel, be necessary in order that upon exercise of the Subscription Rights it may validly and legally issue shares of Common Stock that are fully paid, non-assessable and free of preemptive rights.

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                           (4) The Company  will from time to time,  furnish the
Subscription Agent with current Prospectuses meeting the requirements of the Act in sufficient quantity to permit the Subscription Agent to deliver a Prospectus to each registered holder of a Subscription Form upon delivery thereof. The Company further agrees to pay all fees, costs and expenses in connection with the preparation and delivery to the Subscription Agent of the Prospectus and to immediately notify the Subscription Agent in the event that (i) the Commission shall have issued or threatened to issue any order preventing or suspending the use of the Prospectus or suspending or revoking the exemption upon which such Prospectus was based; (ii) at any time the Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or
(iii) for any reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act.

         Section 3.03. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of any Subscription Right.

         Section 3.04. Any notice to Subscription Holders shall be deemed given or made by the Company if sent by mail, first class or registered, postage prepaid, addressed to the Subscription Holders at their last known addresses as they shall appear on the register maintained by the Subscription.

                                   ARTICLE IV

               Concerning the Subscription Agent and Other Matters

         Section 4.01. The Company will from time to time promptly pay, subject to the provisions of Section 2.03, all taxes and charges that may be imposed upon the Company or the Subscription Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of the Subscription Rights.

         Section 4.02. (1) The Subscription Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving two weeks notice in writing to the Company in accordance with the provisions of Section 4.03. If the office of the Subscription Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Subscription Agent in place of the Subscription Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Subscription Agent, then the Subscription Agent may apply to any court of competent jurisdiction for the appointment of a successor Subscription Agent. Any successor Subscription Agent, whether appointed by the Company or by such a court, shall be a corporation, firm or entity having its principal office in the United States of America, organized in good standing and doing business under the laws of the United States of America, or any state hereof, and authorized under such laws to exercise corporate trust or corporate agency powers and subject to supervision or examination by Federal or State authority and having a combined capital and surplus of not less than $35,000. The combined capital and surplus of any such


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successor  Subscription  Agent  shall be deemed to be the  combined  capital and surplus set forth in the most recent report of its condition published at least annually pursuant to law or to the requirements of a Federal or State
supervising   or  examining   authority.   After   appointment,   any  successor
Subscription  Agent  shall  be  vested  with  all  authority,   powers,  rights,
immunities, duties and obligations of its predecessor Subscription Agent with like effect as if originally named as Subscription Agent hereunder, without any further act or deed; but the former Subscription Agent shall deliver and transfer to its successor any property at the time held by it hereunder and, if for any reason it becomes necessary or appropriate, the predecessor Subscription Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Subscription Agent hereunder; and, upon request
of  any  successor   Subscription   Agent,  the  Company  shall  make,  execute,
acknowledge and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Subscription Agent all such authority, powers, rights, immunities, duties and obligation. Not later than the effective date of any such appointment, the Company shall give notice thereof to the predecessor Subscription Agent and each transfer agent for the Common Stock, and shall forthwith give notice thereof to the Subscription Holders in accordance with the provisions of Section 4.05. Failure to give such notice, or any defect therein, shall not affect the validity of the appointment of the successor Subscription Agent.

         Section 4.03. The Company agrees (i) that it will pay the Subscription Agent reasonable compensation for its services hereunder and will reimburse the Subscription Agent upon demand for all expenditures that the Subscription Agent may reasonably incur in the execution of its duties hereunder; and (ii) that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Subscription Agent for the carrying out or performing of the provisions of this Agreement.

         Section  4.04.  The  Subscription   Agent  undertakes  the  duties  and
obligations imposed by this Agreement upon the following terms and conditions, by which the Company, by its acceptance hereof, shall be bound:

                  A. The statements contained herein and in the Subscription Forms shall be taken as statements of the Company, and the Subscription Agent assumes no responsibility for the correctness of any of the same except such as described by the Subscription Agent or action taken or to be taken by it. The Subscription Agent assumes no responsibility with respect to the execution, delivery or distribution of Subscription Forms except as herein provided;

                  B. The Subscription Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Subscription Forms, nor shall it at any time be under any duty or responsibility to any Subscription Holder, to make or cause to be made any adjustment of the Subscription Price or of the shares of Common Stock, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments when made, or with respect to the method employed in making same;

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                  C. The  Subscription  Agent may  consult  with its  counsel or other counsel satisfactory to it (including counsel for the Company) and the opinion of such counsel shall be full and complete authorization in respect to any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel, provided the Subscription Agent shall have exercised reasonable care in the selection of such counsel;

                  D. The Subscription Agent shall incur no liability or responsibility to the Company or to any Subscription Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  E. The Subscription Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered
Subscription Holders shall furnish the Subscription Agent with reasonable security and indemnity for any costs and expenses which may be incurred. All rights of action under this Agreement or under any of the Subscription Rights may be enforced by the Subscription Agent without the possession of any of the Subscription Forms or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Subscription Agent may be brought in its name as Subscription Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Subscription Rights, as their respective rights or interests may appear;

                  F. The Subscription Agent shall act hereunder solely as agent and its duties shall be determined solely by the provisions hereof. The Subscription Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or willful misconduct;

                  G. The Subscription Agent shall not be under any responsibility with respect to the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Subscription Agent) or in respect of the validity or execution of any Subscription Form (except its countersignature thereof). The Subscription Agent shall act by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities, property or cash to be issued pursuant to this Agreement or any Subscription Forms or as to whether any shares of Common Stock or other securities or property will when issued be validly issued, fully paid and non-assessable or as to the Subscription Price or the number of, kind or amount of shares of Common Stock or other securities, other property or cash issuable upon exercise of any Subscription Rights;

                  H. The Subscription Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the President and Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or in good faith reliance upon any statement signed by any one of such officers of the Company with


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respect to any fact or matter  (unless  other  evidence  in  respect  thereof is herein prescribed) which may be deemed to be conclusively proved and established by such signed statement;

                  I. The Subscription Agent shall cancel any Subscription Form delivered to it for exercise, in whole or in part, and shall deliver to the Company from time to time, or otherwise dispose of, such canceled Subscription Form in a manner specified in writing by the Company; and

                  J. The Company agrees to indemnify the Subscription Agent for, and to hold it harmless against, any loss, liability or expense, including judgments, costs and counsel fees, for anything done or omitted by the Subscription Agent arising out of or in connection with this Agreement, except as a result of the Subscription Agent's negligence or bad faith.

          Section 4.05. The Subscription Agent may, without the consent or concurrence of the Subscription Holder, by supplemental agreement or otherwise, concur with the Company in making any changes or corrections in this Agreement that it shall have been advised by counsel (who may be counsel for the Company) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, or to confer additional rights upon the Subscription Holders.

         Section 4.06. All covenants and provisions of this Agreement by or for the benefit of the Company or the Subscription Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 4.07. Forthwith upon the appointment after the date hereof of any transfer agent other than Continental Stock Transfer & Trust Company, or if any subsequent transfer agent for the Common stock, the Company will file with the Subscription Agent a statement setting forth the name and address of such transfer agent.

         Section 4.08. Any notice or demand authorized by this Agreement to be given or made by the Subscription Agent or by the holder of any Subscription Right to or on the Company shall be sufficiently given or made or sent by registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Subscription Agent) as follows:

                        PARAGON ACQUISITION COMPANY, INC.
                                 277 PARK AVENUE
                            NEW YORK, NEW YORK 10172

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Any notice or demand  authorized  by this  Agreement  to be given or made by the holder of any Subscription Right or by the Company to or on the Subscription Agent shall be sufficiently given or made or sent by registered mail, postage
prepaid,   addressed   (until  another  address  is  filed  in  writing  by  the
Subscription Agent with the Company), as follows:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                             2 BROADWAY, 19TH FLOOR
                               NEW YORK, NY 10004
                           ATTN: COMPLIANCE DEPARTMENT

Any notice or demand authorized by this Agreement to be given or made by the Company or the Subscription Agent to or on the Subscription Holders shall be given in accordance with the provisions of Section 3.04.

         Section 4.09. The validity, interpretation and performance of this Agreement shall be governed by the law of the State of New York.

         Section 4.10. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended or shall be construed to confer upon, or give to any person or corporation other than the parties hereto and the Subscription Holders any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Subscription Holders.

         Section 4.11. A copy of this Agreement shall be available at all reasonable times at the business offices of the Subscription Agent for inspection by any Subscription Holder.

         Section 4.12. The Article headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation

         Section 4.13. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original.

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         IN  WITNESS  WHEREOF,  this  Agreement  has been duly  executed  by the parties hereto under their respective seals as of the day and year first above written.


ATTEST:                                     PARAGON ACQUISITION COMPANY, INC.


_____________________________               By:  _______________________________
                                            Name:_______________________________
                                            Title: _____________________________

ATTEST:


_____________________________               By:  _______________________________
                                            Name:_______________________________
                                            Title: _____________________________


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